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                                                                    EXHIBIT 10.5

                                 REVOLVING NOTE

U.S.  $11,000,000.00                                Dated as of: August 19, 2003

         FOR VALUE RECEIVED, the undersigned companies listed on the signature page hereto (each individually a "BORROWER" and collectively, "BORROWERS"), hereby promise to pay to CAPITALSOURCE FINANCE LLC, as administrative agent and collateral agent (in such capacities, "AGENT"), for the benefit of the Lenders party to the Loan Agreement (as hereinafter defined), the unpaid principal amount of all Advances made by the Lenders to Borrowers under the Revolving Facility, with interest thereon, and all other Obligations under the Revolving Credit and Security Agreement, dated as of the date hereof, among Borrowers, Agent and Lenders (as it may be amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), all at the times and in the manner set forth in the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings given them in the Loan Agreement.

         1.       INTEREST AND PAYMENTS.

                  (a) Borrowers promise to pay interest on the outstanding principal amount of the Revolving Facility in accordance with the provisions of the Loan Agreement.

                  (b) Payments of interest and other Obligations shall be made, when due, by the application of funds advanced under the Revolving Facility or otherwise in accordance with the provisions of the Loan Agreement.

         2.       MATURITY.

                  Unless earlier due and payable or accelerated under the Loan Agreement, this Revolving Note shall mature, and the outstanding principal balance hereunder and other Obligations, together with all other outstanding amounts due hereunder and under the Loan Agreement, shall become due and payable in full on the Maturity Date.

         3.       LOAN AGREEMENT AND SECURITY AGREEMENT.

                  (a) This Revolving Note is referred to in, made pursuant to, and entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things, (i) provides for the making of the Revolving Facility by Lenders to Borrowers in the Dollar amount first mentioned above, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and (iii) contains provisions defining an Event of Default and the rights and remedies of Agent and Lenders upon the occurrence of an Event of Default.

                  (b) This Revolving Note is a secured note, entitled to the benefits of and security interests granted in, among other things, the Loan Agreement and the other Security Documents.

         4. PREPAYMENTS. This Revolving Note may be prepaid in whole or in part upon notice to Agent and shall be prepaid in whole under certain circumstances, in each case as provided or required in the Loan Agreement.

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         5.       LAWFUL LIMITS. This Revolving Note is expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to Agent and each Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If, due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and, if Agent or any Lender shall have received interest or any other charges of any kind which might be deemed to be interest under applicable law in excess of the maximum lawful rate, then such excess shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by Borrowers hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance hereunder, Agent and each Lender shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate.

         6. GOVERNING LAW. This Revolving Note shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of laws provisions.


                           BORROWERS

                           BRIARCLIFF NURSING AND REHABILITATION CENTER, LP
                                By: Briarcliff Nursing and Rehabilitation
                                    Center GP, LLC, its general partner

                           CAREHOUSE HEALTHCARE CENTER, LLC
                           CLAIRMONT BEAUMONT, LP
                                By: Clairmont Beaumont GP, LLC, its general
                                    partner

                           CLAIRMONT LONGVIEW, LP
                                By: Clairmont Longview GP, LLC, its general
                                    partner

                           THE CLAIRMONT TYLER, LP
                                By: The Clairmont Tyler GP, LLC, its general
                                    partner

                           COLONIAL NEW BRAUNFELS CARE
                           CENTER, LP
                                By: Colonial New Braunfels GP, LLC, its
                                    general partner

                           COLONIAL TYLER CARE CENTER, LP
                                By: Colonial Tyler GP, LLC, its general partner

                           COMANCHE NURSING CENTER, LP

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                                By: Comanche Nursing Center GP, LLC, its
                                    general partner

                           CORONADO NURSING CENTER, LP
                                By: Coronado Nursing Center GP, LLC, its
                                    general partner

                           DEVONSHIRE CARE CENTER, LLC
                              THE EARLWOOD, LLC

                           FLATONIA OAK MANOR, LP
                                By: Flatonia Oak Manor GP, LLC, its general
                                    partner

                           FOUNTAIN CARE CENTER, LLC
                           FOUNTAIN SENIOR ASSISTED LIVING, LLC
                           GUADALUPE VALLEY NURSING CENTER, LP
                                By: Guadalupe Valley Nursing Center GP, LLC,
                                    its general partner

                           HALLETTSVILLE REHABILITATION AND
                             NURSING CENTER, LP
                           By: Hallettsville Rehabilitation GP, LLC its general partner

                           HOSPITALITY NURSING AND REHABILITATION CENTER, LP
                                By: Hospitality Nursing GP, LLC, its general
                                    partner

                           LIVE OAK NURSING CENTER, LP
                                By: Live Oak Nursing Center GP, LLC, its
                                general partner

                           MONUMENT REHABILITATION AND NURSING CENTER, LP
                                By: Monument Rehabilitation Center GP, LLC,
                                its general partner

                           OAK CREST NURSING CENTER, LP
                                By: Oak Crest Nursing Center GP, LLC, its
                                general partner

                           OAKLAND MANOR NURSING CENTER, LP
                                By: Oakland Manor, GP, LLC, its general
                                    partner

                           SKILLED HEALTHCARE II, LLC
                           SOUTHWOOD CARE CENTER, LP
                                By: Southwood Care Center GP, LLC, its general
                                    partner

                           SPRING SENIOR ASSISTED LIVING, LLC

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                           TEXAS CITYVIEW CARE CENTER, LP
                                By: Texas Cityview Care Center, GP, LLC, its
                                    general partner

                           TEXAS HERITAGE OAKS NURSING AND REHABILITATION CENTER, LP
                                By: Texas Heritage Oaks Nursing and
                                    Rehabilitation Center GP, LLC, its general
                                    partner

                           TOWN AND COUNTRY MANOR, LP
                               By: Town and Country Manor GP, LLC, its
                                    general partner

                           VALLEY HEALTHCARE CENTER, LLC
                           VILLA MARIA HEALTHCARE CENTER, LLC
                           WEST SIDE CAMPUS OF CARE, LP
                                By: West Side Campus of Care GP, LLC, its
                                    general partner

                           WILLOW CREEK HEALTHCARE CENTER, LLC

                           By: \s\ Roland G. Rapp
                               --------------------------------------------
                           Name: Roland G. Rapp

                           Title: Secretary

                           Address for Notices:
                           Fountain View, Inc.
                           27442 Portola Parkway, Suite 200
                           Foothill Ranch, California 92610
                           Attention: General Counsel
                           Telephone: (949) 282-5822
                           Facsimile: (949)  282-5820
                           E-Mail:    rrapp@fountainviewinc.net